UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2019

IMMUNIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36201	56-2358443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Avenue of the Americas, Suite 200

New York, NY 10036

USA

(Address of principal executive offices)

Registrant’s telephone number, including area code: 49 89 250079460

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	IMUX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes ☒ No ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2019, Immunic, Inc. (the “Company”) announced the appointment of Barclay A. Phillips as a member of the Board of Directors (the “Board”) of the Company, effective as of November 14, 2019. As a Class II director, Mr. Phillips’ term lasts until the Company’s 2022 annual meeting of stockholders.

Mr. Phillips is not a party to, and does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Phillips and any other persons pursuant to which he was selected as a director.

In connection with his appointment as director, Mr. Phillips was granted a long-term equity incentive grant in the form of an option (the “Option”) to purchase a total of 29,959 shares of the Company’s common stock. The option to purchase 9,986 shares vests in monthly increments over a period of one year from the grant date, and the option to purchase 19,973 shares vests in monthly increments over a period of three years from the grant date. The Option has an exercise price per share of $8.65, which was the closing price of the Company’s common stock on the Nasdaq Stock Market on the grant date.

Additionally, Mr. Phillips and the Company entered into the Company’s standard form of indemnification agreement for directors and executive officers.

Item 7.01.     Regulation FD Disclosure.

As previously announced, on November 19, 2019, Daniel Vitt, Ph.D., Chief Executive Officer and President of the Company will present a company overview at the Stifel 2019 Healthcare Conference in New York. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth therein.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Presentation, dated November 19, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 18, 2019	Immunic, Inc.

	By:	/s/ Daniel Vitt
Daniel Vitt
Chief Executive Officer